NATIONS FUNDS TRUST

Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio and
High Income Portfolio (Collectively, the “Portfolios”)

Prospectus Supplement dated November 17, 2004
to the Prospectus dated August 1, 2004, as supplemented

     Effective immediately, the prospectus for the share class of the Portfolios is hereby supplemented to reflect a change in how the Portfolios are managed. Specifically, the prospectus is supplemented to reflect the transition of the Portfolios’ day-to-day investment decision-making from a team based approach to an approach where a specific individual portfolio manager(s) is responsible for making the day-to-day investment decisions for the Portfolios. This supplement denotes this transition by identifying the team that previously managed each Portfolio, the specific manager(s) that now replaces the team for each Portfolio and by providing biographical information regarding the specific managers that have been placed in charge of the investment management of each Portfolio after the transition.

     The prospectus is specifically supplemented with the following information. The last sentence of the third paragraph of the section entitled "How the Portfolios are Managed — Investment Adviser” is deleted and replaced with the following: “The table tells you which individual member(s) of BACAP is responsible for making the day-to-day investment decisions for each Portfolio.” In addition, the accompanying table shall be amended to reflect the individual(s) responsible for managing each Portfolio as shown below and the separate disclosure section describing the professional biographies of the individual managers shall follow the table.

     In addition, all references to the portfolio management of the Portfolios throughout the prospectus should be read in accordance with this supplemental information, as applicable.

Fixed Income Sector Portfolios
Individual Managers Responsible for Management of the Portfolios

Portfolio	Manager Stated in Current Prospectus	New Portfolio Manager

Corporate Bond Portfolio	BACAP’s Fixed Income Management Team	Mark Newlin

Mortgage- and Asset-Backed Portfolio	BACAP’s Fixed Income Management Team	Richard Cutts

High Income Portfolio	BACAP’s High Yield Team	Thomas LaPointe, Kevin Cronk

Fixed Income Sector Portfolios
Portfolio Managers’ Biographical Information

Kevin L. Cronk, CFA
Kevin Cronk, senior vice president, co-manages the Boston high yield group for Columbia Management,1 where he serves as a senior high yield portfolio manager. Mr. Cronk has served as a senior high yield portfolio manager since February 2003, before which he was a high yield analyst at Columbia Management for nearly four years. He currently co-manages the High Income Portfolio and manages the high yield sector of Nations Bond Fund. Mr. Cronk may also manage other investment products for both BACAP and Columbia Management.

Prior to joining Columbia Management, Mr. Cronk was an investment associate in the high yield fixed income group at Putnam Investments. He earned his BS degree with concentrations in finance and economics from Creighton University in Omaha, Nebraska. Mr. Cronk has been a member of the investment community for ten years.

Richard R. Cutts, CFA
Richard Cutts, senior vice president, has managed taxable fixed income portfolios for more than five years for Columbia Management. Mr. Cutts currently co-manages Nations Short-Term Income Fund and is the manager of the Mortgage- and Asset-Backed Portfolio. He may also manage other investment products for both BACAP and Columbia Management.

Prior to joining Columbia Management in 1994, Mr. Cutts was the senior analyst specializing in mortgage-backed securities at Farmers Insurance Corp. He earned his BS degree in business administration from the University of Southern California and his MBA degree from the University of San Diego in 1990. Mr. Cutts is a member of the Portland Society of Financial Analysts and has been a member of the investment community for thirteen years.

Thomas A. LaPointe, CFA
Thomas LaPointe, senior vice president, co-manages the Boston high yield group for Columbia Management, where he serves as a senior high yield portfolio manager. Before becoming a portfolio manager in February 2003, Mr. LaPointe served as a high yield analyst for four years at Columbia Management. He currently co-manages the High Income Portfolio and may also manage other investment products for both BACAP and Columbia Management.

[1]	Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. BACAP, an SEC-registered investment adviser, is part of Columbia Management and is a wholly-owned subsidiary of Bank of America Corporation.

Prior to joining Columbia Management, Mr. LaPointe was a convertible arbitrage analyst at Canadian Imperial Bank of Commerce (CIBC) and a high yield investment analyst with AIG Global Investment. He earned his BS degree from Babson College. Mr. LaPointe has been member of the investment community for ten years.

Mark E. Newlin, CFA
Mark Newlin, senior vice president, rejoined Columbia Management in 2003 and has since this time served continuously as a senior portfolio manager for the firm’s core fixed income strategy. Prior to rejoining Columbia Management, Mr. Newlin was director of fixed income at Harris Investment Management for ten years. He currently manages the Corporate Bond Portfolio and the investment grade corporate sector of Nations Bond Fund. He may also manage other investment products for both BACAP and Columbia Management.

Mr. Newlin is a director on the board of the Investment Analyst Society of Chicago. He earned his BA degree from Earlham College in 1980 and his MBA degree from Harvard University in 1984. Mr. Newlin has been a member of the investment community for twenty years.

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